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                                                                    Exhibit 99.2

                               Ford Motor Company

                2001 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                -------------------------------------------------

                                                                                      2001 Planned
                                                                           ----------------------------------
                                               First         Second        Third         Fourth        Full
                                               Quarter       Quarter       Quarter       Quarter       Year
                                               -------       -------       -------       -------       ----
                                                (000)         (000)         (000)         (000)        (000)

North American Production and Imports

Car                                              373           426           295             345       1,439

Truck                                            705           704           635             635       2,679
                                               -----         -----         -----           -----       -----
   North American Production                   1,078         1,130           930             980       4,118

Mexican Domestic Units                       Incl. Above  Incl. Above   Incl. Above    Incl. Above

Imports (Volvo, Jaguar, Land Rover, Fiesta)       50            71            58              95         274
                                               ------       ------         -----           -----       -----

   Total North America (Incl. Imports)         1,128         1,201           988           1,075       4,392

Total                                            701           716           605             678       2,700
  Producted in North America & Incl. Above         2             0             4               5          11
Overseas Vehicle Unit Sales                      699           716           601             673       2,689
                                               -----         -----         -----           -----       -----

Ford Worldwide                                 1,827         1,917         1,589           1,748       7,081
                                               =====         =====         =====           =====       =====

Over/(Under) Prior
------------------

   North America
                  Units:
                  - Issue                                        0             0               0
                  - Quarter                       (9)           73          (213)             87
                  - Year                        (202)         (176)         (117)            (62)

                  Percentage:
                  - Issue                                        0%           0%              0%
                  - Quarter                      (1)%            6%        (18)%              9%
                  - Year                        (15)%         (13)%        (11)%            (5)%

   Overseas
                  Units:
                  - Issue                                        0             0               0
                  - Quarter                       72            17          (115)             72
                  - Year                         105            34            33              46

                  Percentage:
                  - Issue                                       0%            0%              0%
                  - Quarter                       11%           2%         (16)%             12%
                  - Year                          18%           5%            6%              7%

   Worldwide
                  Units:
                  - Issue                                        0             0               0
                  - Quarter                       63            90          (328)            159
                  - Year                         (97)         (142)          (84)            (16)

                  Percentage:
                  - Issue                                       0%             0%             0%
                  - Quarter                        4%           5%          (17)%            10%
                  - Year                         (5)%         (7)%           (5)%           (1)%

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                                                              Investor Relations
                                                                          9/4/01